Exhibit 10.66

AMENDMENT NO. 1

TO

REIMBURSEMENT AGREEMENT

Amendment No. 1, effective as of November 1, 2009 (this “Amendment”), to the Reimbursement Agreement dated May 1, 2009 (the “Agreement”), by and between Freescale Semiconductor, Inc. (“Company”) and TPG Capital, L.P. (“TPG”). Capitalized terms used in this Amendment that are not defined herein shall have the meanings set forth in the Agreement,

W I T N E S S E T H:

WHEREAS, pursuant to that certain Consulting Agreement dated as of July 16, 2007, as extended, by and between TPG and Steve Foreman (the “Consultant”), TPG engaged the Consultant, inter alia, for the purpose of providing operating advice and services to Company; and

WHEREAS, under the Agreement, Company and TPG agreed to certain terms and conditions regarding the Consultant’s provisions of Consulting Services to Company; and

WHEREAS, Company and TPG desire to amend the Agreement to extend the term of the Consulting Services.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Paragraph 1 of the Agreement is amended by deleting the reference to October 31, 2009 and replacing it with December 31, 2009.

2. Except as set forth in Paragraph 1, all of the other provisions contained in the Agreement shall remain unchanged and in full force and effect.

3. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF. ANY ACTION OR PROCEEDING AGAINST THE PARTIES RELATING IN ANY WAY TO THIS AGREEMENT MAY BE BROUGHT AND ENFORCED EXCLUSIVELY IN THE COURTS OF THE STATE OF TEXAS OR (TO THE EXTENT SUBJECT MATTER JURISDICTION EXISTS THEREFOR) THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS, AND THE PARTIES IRREVOCABLY SUBMIT TO THE JURISDICTION OF BOTH SUCH COURTS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING.

4. This Agreement may be executed in counterparts, each of which will be deemed to be an original, but all of which will constitute one and the same instrument.

* * * Remainder of Page Intentionally Left Blank * * *

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment on the date first above written.

TPG CAPITAL, L.P.
By:	Tarrant Capital, LLC, General Partner

By:	/s/ Clive D. Bode
Clive D. Bode, Vice President

FREESCALE SEMICONDUCTOR, INC.

By:	/s/ Richard M. Beyer
	Name:	Richard M. Beyer
	Title:	Chairman & CEO